EXHIBIT 99.1
                           TERMINATION AND ASSIGNMENT

         This Termination and Assignment (the "Agreement") is made and effective as of April 2, 2007 (the "Effective Date") by and between Zingerang, Inc., a Nevada corporation ("ZI"), and Warp 9, Inc., a Nevada corporation (the "Company"). For purposes of this Termination and Assignment, ZI shall be referred to as "Assignor" and the Company shall be referred to as "Assignee".


                                    RECITALS

A. The Company licensed rights to ZI to certain technology commercially known as Roaming Messenger(R), which provides a comprehensive development and deployment platform for adding secure, interactive, intelligent mobile messaging capabilities to any application (the "RM Technology"), pursuant to an Exclusive Technology License Agreement, dated September 18, 2006 (the "License Agreement").

B. According to Section 4.1 of the License Agreement, ZI agreed to pay to the Company One Hundred Thousand Dollars ($100,000) as advance payment against future royalties upon execution of the License Agreement. As of the date of this Agreement, ZI has only paid Fifty Thousand Dollars ($50,000) to the Company with a remaining balance of Fifty Thousand Dollars ($50,000.)

C. ZI has enhanced the RM Technology, and created the Zingerang(TM) trademark, tradename, domain name, website, brand name, literature, software and related proprietary rights based on and around the RM Technology and its potential commercialization (collectively, the "ZI Property").

D. The RM Technology and ZI Property are collectively referred to herein as the "Work".

E. The parties desire to terminate the License Agreement and have ZI assign all of its right, title and interest in and to the Work to the Company, free and clear of any liens, claims or encumbrances, pursuant to this Agreement.


                                    AGREEMENT

1. TERMINATION AND ASSIGNMENT. The License Agreement is hereby terminated for all intents and purposes, effective on the Effective Date, and the parties shall have no further obligation or duties thereunder, except as expressly provided in this Agreement. Effective on the Effective Date, for good and valuable consideration the receipt and sufficiency of which are hereby acknowledged by both parties, ZI hereby assigns all of its rights, title and interest in and to the Work to the Company in perpetuity.

2. TRANSFER OF COPYRIGHT. As consideration for the execution of the Agreement by the Company, and in consideration of the Company waiving the Fifty Thousand

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Dollar  ($50,000)  owed by ZI, as specified in Recital B,  Assignor  does hereby irrevocably transfer and assign to Assignee, his successors and assigns, all of its right, title, and interest in and to the Works (including moral rights), the copyrights thereto in the United States and throughout the world, together with all rights to secure renewals, reissues and extensions of the copyright, and any license agreement(s) associated with the Work. Assignee hereby accepts such assignment.

3. ASSIGNOR'S WARRANTIES. Each of the parties comprising Assignor represents and warrants to Assignee as follows:

         3.1 Assignor is the sole owner of and has the exclusive right to use and convey the Work and the related copyright, free and clear of any liens, encumbrances, licenses, or claims of any nature, and has made no agreement with respect to the Work or the copyright that is in conflict with this Agreement.

         3.2 Except as specified in Recital A of this Agreement, no other copyright has been effected, nor has any registration relating to the copyright protection been made with respect to the Work, and there is no dispute or pending dispute over the existence, ownership, or right to assign any rights in and to the Work.

         3.3 Assignor agrees to authorize and direct its respective heirs, personal representatives and successors in interest to execute any instrument and perform any legal act that Assignee may deem necessary to secure the copyright, or any renewal or extension of the copyright.

         3.4 Assignor has not executed and will not execute any instrument or assignment in conflict with this Agreement.

         3.5  Each  of the  representations  and  warranties  contained  in this
         Section 3 will be deemed to be a separate covenant.

4. TANGIBLE EMBODIMENTS. As soon as practicable after the Effective Date, but in no event later than April 30, 2007, Assignor shall deliver to Assignee any tangible embodiments (existing as of the Effective Date) of the Work. Such disclosure and delivery may be provided in writing or in other tangible or intangible form, as appropriate to the subject matter thereof, and shall include without limitation the appropriate software (in Object Code and Source Code) and all documentation.

5. MISCELLANEOUS PROVISIONS. This Agreement shall be governed by and constructed in accordance with the laws of the State of California, without reference to the choice of law provisions therein. Venue for any dispute arising under this Assignment shall be in the courts for and in Santa Barbara, California. This Agreement may be executed in any number of counterparts and delivered by facsimile transmission, each of which shall be considered an original hereof. If any of the provisions of this Agreement are determined to be invalid or unenforceable, those provisions shall be deemed severable from the remainder of this Agreement and shall not cause the invalidity or unenforceability of the remainder of this Agreement. If any legal proceeding or other action is brought

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or threatened  for the  enforcement  or  interpretation  of this  Agreement,  or
because  of  an  alleged  dispute,   breach,  default  or  misrepresentation  in
connection with any of the provisions of this Agreement, the prevailing party in any such action(s) shall be entitled to recover its costs and legal fees incurred, including, but not limited to, attorneys' fees, paralegal fees, expert witness fees and other similar costs, together with any other relief to which they may otherwise be entitled, as determined by a judge at trial, or upon appeal or petition. Each individual executing this Agreement represents or warrants that he is duly authorized to execute and deliver this Agreement and that this Agreement is binding upon said entity in accordance with its terms and in no way stands in contravention of any prior agreement to which said entity is a party. The representations, warranties, covenants and agreements of Assignor and Assignee contained in or made pursuant to this Agreement shall survive the Effective Date without time limit. This Agreement expresses the full and complete understanding of the parties with respect to the subject matter hereof
and   supersedes   all   prior   or   contemporaneous   proposals,   agreements,
representations and understandings, whether written or oral, with respect to the subject matter hereof. This Agreement may be amended only in writing signed by the party against whom, or against whose successors and assigns, enforcement of the change is sought. This Agreement shall inure to the benefit of and be
binding   upon  the   parties   hereto  and  their   respective   heirs,   legal
representatives, successors and permitted assigns.

         In Witness Whereof, the parties have executed this Termination and Assignment as of the last date set forth below to be effective on the Effective Date.

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"ASSIGNOR"                                 "ASSIGNEE"

Zingerang, Inc., a Nevada corporation       Warp 9, Inc., a Nevada corporation


By:  /s/ Derek Mcleish                      By: /s/ Louie Ucciferri
     -----------------------------------        ---------------------
     Derek McLeish, President                   Louie Ucciferri, Chairman

      ADDRESS:                                   ADDRESS:
      --------                                   --------
      3375 Wild Oak Road                         50 Castilian Drive, Suite 101
      Santa Rita Hills, California 93436         Santa Barbara, California 93117
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